UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2026
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)
(205) 291-3440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 28, 2026, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1.The following individuals were elected as directors of the Company until the Annual General Meeting of Shareholders of the Company in 2027 (the “2027 Meeting”), based upon the following votes:

Director	For	Against	Abstain	Broker non-votes
Greg Richardson	20,771,997	722,495	5,582	4,523,741
David Einhorn	20,534,423	960,669	4,982	4,523,741
Johnny Ferrari	20,762,353	729,453	8,268	4,523,741
Ursuline Foley	20,407,504	1,086,988	5,582	4,523,741
Leonard Goldberg	20,590,157	904,335	5,582	4,523,741
Victoria Guest	19,699,047	1,072,364	728,663	4,523,741
Ian Isaacs	20,609,252	819,219	71,603	4,523,741
Bryan Murphy	20,624,945	815,447	59,682	4,523,741
Joseph Platt	20,662,177	832,315	5,582	4,523,741
Daniel Roitman	20,701,976	726,495	71,603	4,523,741
Ariel Warszawski	20,791,245	663,364	45,465	4,523,741

2.The appointment of Deloitte Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2026 until the 2027 Meeting was ratified based upon the following votes:

For	25,993,079
Against	7,051
Abstain	23,685
Broker non-votes	—

3.Shareholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission based upon the following votes:

For	20,297,031
Against	949,887
Abstain	253,156
Broker non-votes	4,523.741

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Steven Archambault
Name:	Steven Archambault
Title:	Chief Accounting Officer
Date:	August 3, 2026